UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SPRING PHARMACEUTICAL GROUP, INC.
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SPRING PHARMACEUTICAL GROUP, INC.
c/o Shandong Spring Pharmaceutical Co., Ltd.
11 Quanxing Road, Sishui County, Shandong Province 273200
People's Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Spring Pharmaceutical Group, Inc.:

The Annual Meeting of Stockholders of Spring Pharmaceutical Group, Inc. (formerly, China YCT International Group, Inc.), a Delaware corporation (the "Company"), will be held on October 8, 2018, at 10 A.M., China Standard Time, at 11 Quanxing Road, Sishui County, Shandong Province, P.R.China, 373200, China for the following purposes:

(1)
To elect Tinghe Yan, Jirui Zhang, Dong Li, Robert J. Fanella and Wengao Zhang, to serve on the Board of Directors of the Company until such time that their successors are duly elected and qualified, or until their death, resignation, or removal;

(2)	To approve the Spring Pharmaceutical Group, Inc. 2018 Stock Incentive Plan;

(3)	To ratify the appointment of Paritz & Company, P.A. as the Company's independent registered public accounting firm; and

(4)	To consider such other business as may properly come before the Annual Meeting.

This Annual Meeting is called as provided for by Delaware law and the Company's by-laws. Stockholders of record at the close of business on September 7, 2018 will be entitled to notice of and to vote at the Annual Meeting.

All stockholders, whether or not they expect to attend the Annual Meeting of Stockholders in person, are urged to sign and date the enclosed Proxy and return it promptly by mail, fax or email. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

By Order of the Board of Directors

Tinghe Yan
Chairman

September 10, 2018

This Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy are first being distributed on or about September 10, 2018.

This Proxy Statement and the 2018 Annual Report on Form 10-K are available at https://www.iproxydirect.com/cyig.

SPRING PHARMACEUTICAL GROUP, INC.
11 Quanxing Road
Sishui County, Shandong Province 273200
People's Republic of China

PROXY STATEMENT
Annual Meeting of the Stockholders
October 8, 2018

Background to the Annual Meeting

The accompanying proxy is solicited by the Board of Directors of Spring Pharmaceutical Group, Inc., a Delaware corporation (the "Company", "we", "our"), for use at the Annual Meeting (the "Meeting") of Stockholders to be held at 11 QuanxingRoad, Sishui County, Shandong Province, P.R.China, 273200, on October 8, 2018, at 10:00 A.M. China Standard Time. This Proxy Statement, the foregoing Notice, a copy of the Company's Annual Report on Form 10-K for the year ended March 31, 2018 and the enclosed proxy will be mailed to the Company's stockholders on or about September 10, 2018.

Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company, or by voting in person at the Meeting. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted in accordance with the recommendation of the Board of Directors on each proposal. We will bear the expenses of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders. It is anticipated that solicitations of proxies for the Meeting will be made only by use of mail; however, the Company may use the services of its Directors, Officers and Employees to solicit proxies personally or by telephone without paying additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

The Board of Directors knows of no other matters that are likely to be brought before the Meeting other than those specified in the notice thereof. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the nominees for the Board of Directors, "FOR" the approval of the Spring Pharmaceutical Group, Inc. 2018 Stock Incentive Plan and "FOR" the ratification of appointment of independent registered public accounting firm.  With respect to proposal 1, Directors will be elected by a plurality of the votes cast.  With respect to proposals 2 and 3, the affirmative vote of the majority of the votes cast by persons entitled to vote at the Meeting is required.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Each outstanding share of common stock is entitled to one vote and there is no cumulative voting. Abstentions and broker non-votes will be counted only for the purpose of determining whether a quorum is present. A copy of the Company's Annual Report on Form 10-K for the year ended March 31, 2018 is being mailed simultaneously.

Cost of Solicitation

We are soliciting proxies on our own behalf and will bear the expenses of printing and mailing this proxy statement. We will also request persons, firms and corporations holding shares in their own names, or in the names of their nominees - whose shares are beneficially owned by others - to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

 Advice to Beneficial Owners of Certain Shares

Stockholders who do not hold their shares in their own name should note that only proxies from stockholders whose names are registered as stockholders on the records of the Company can submit the attached proxy or be recognized and vote at the Meeting. If a stockholder's shares are registered under the name of a broker, financial institution or other agent, in which case the stockholder is a "beneficial owner", these shares can only be voted by the holding broker, financial institution or other agent. Such brokers, financial institutions or other agents have been provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the beneficial owner. The broker, financial institution or other agent should provide the beneficial owner with instructions on how to submit the vote of their shares. In the event a beneficial owner wishes to attend and vote their shares at the Meeting, the beneficial owner must obtain a proxy from the broker, financial institution or other agent.

Shares Outstanding and Voting Rights

Only stockholders of record at the close of business on September 7, 2018 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On September 7, 2018, the Company had outstanding 29,839,168 shares of Common Stock, $0.001 par value per share. According to our bylaws, a majority of the outstanding shares entitled to vote represented in person or by proxy shall constitute a quorum at the Meeting.  If less than a majority of the outstanding shares entitled to vote is represented at the Meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

Executive Officers, Directors and Corporate Governance

Nominees for Election as Directors

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our current directors, if elected, will continue to serve as directors until the next meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

The names of our current directors, their principal occupation, length of service as directors of the Company and certain other biographical information are set forth below:

Tinghe Yan, 62. Mr. Yan has served as our Chairman and Chief Executive Officer since 2007. Mr. Yan has over 20 years of experience in corporate management within the food and food supplements industries. In 2005, he founded Shandong Spring Pharmaceutical Co., Ltd ("Shandong Spring Pharmaceutical"), our 97% owned subsidiary, and has served as its Chairman since January 2006. During the eight years prior to founding Shandong Spring Pharmaceutical, Mr. Yan was employed as Chairman and General Manager of Shandong Yongchuntang, which manufactures a wide variety of food supplements and is currently the exclusive supplier of certain products for Shandong Spring Pharmaceutical. During the period from 1988 to 1997, Mr. Yan served as Executive Vice President of Shishui Sanyin Company, and from 1985 to 1987 as Factory Director of Beijing Shishui Lianhe Preserved Fruits, both of which were multi-facility enterprises in the food industry. The Board nominated Mr. Yan to serve as a director because of his current and prior senior executive and management experience at our Company and his significant industry experience, including having founded our Company.

Jirui Zhang, 61. Mr. Zhang brings over twenty years of technical training to Shandong Spring Pharmaceutical, where he has served as a as Director since January 2006. During 2005, Mr. Zhang was the Manager of the International Market Department for Shandong Yongchuntang, which manufactures a wide variety of food supplements and is currently the exclusive supplier of certain products for Shandong Spring Pharmaceutical. During the 22 years prior to joining Shandong Yongchuntang, Mr. Zhang was employed as an instructor in the Shandong Chemical Engineering Vocational School.  The Board nominated Mr. Zhang to serve as a director because of his significant prior management experience at Shandong Yongchuntang.

Dong Li, 29. Mr. Li has served on our Board of Directors since April 1, 2017. As a Director, Mr. Li focuses particularly on our research and development. Previously, Mr. Li successively served as a technician, the director of research and development, the technical director, and deputy general manager at Shandong Yongchuntang from November 2011 to March 2017, where he was in charge of the research, development and design of the products, network platform development, and technical service, logistics center, research and experimental center, and technical quality center. Mr. Li served as the server director at Shenzhen Sunshine Technology Co., Ltd. from September 2009 to September 2011, where he was responsible for the operation and management of the server.  Mr. Li received his bachelor degree from Wuhan University of Science and Technology in Wuhan, China. The Board nominated Mr. Li to serve as a director because of his prior leadership and management experience and his significant prior experience in the area of information technology.

Robert J. Fanella, 66. Mr. Fanella, a Certified Public Accountant, was appointed as an independent director, effective April 6, 2009. During Mr. Fanella's more than 36-year career specializing in corporate finance and accounting, he was responsible for audit and financial service oversight for both private and publicly traded companies. Since 2006, Mr. Fanella has been an independent financial consultant, working on various financial and operational projects for companies in industries such as electronic manufacturing, industrial plating, chemicals, and health products.  From April 2011 to March 2012, Mr. Fanella has served as CFO for ARCIS Resources Corporation (OTCBB: ARCS). From 2002 to 2006, Mr. Fanella was employed as CFO/Owner of Tru-Way, Inc., a metal fabrication business mainly serving the electronics manufacturing industry. The business was sold in 2006. From 1984 to 2002, Mr. Fanella was employed as CFO by MicroEnergy, Inc, a public company of which he was co-founder. MicroEnergy, Inc was a manufacturing firm designing and selling custom switch-mode power supplies to major companies in the OEM electronics market. During the 12-year period prior to founding MicroEnergy, Inc., Mr. Fanella was the CFO/Controller for two smaller businesses in the electronics manufacturing business and welding supplies distribution business, and he spent seven years at Motorola, Inc., in various capacities from financial analyst to business controller. Mr. Fanella currently serves on the Board of Directors and also is Audit Committee Chairman for American Nano Silicon Technologies, Inc. (OTCBB: ANNO). Mr. Fanella was awarded a Bachelor of Science Degree in Finance by Northern Illinois University in 1972. He was awarded a Masters of Business Administration Degree in Finance with a Marketing concentration from the University of Chicago in 1979. Mr. Fanella is registered as a certified public accountant in Illinois. Mr. Fanella was selected to serve on our Board of Directors and chair our Audit Committee for his extensive financial, analytical and audit experience.

Wengao Zhang, 72. Professor Zhang was appointed as an independent director of Spring Pharmaceutical Group on April 6, 2009. Professor Zhang has over 30 years of experience in the pharmaceutical, Chinese traditional medicine and diagnostic industries.  Since 1978, Professor Zhang has been a full-time professor at Shandong University of Traditional Chinese Medicine, specializing in clinical treatment via both Chinese and western methods. From 1985 to 1998, Professor Zhang was a dean of the research and development department of Shandong University of Traditional Chinese Medicine. Professor Zhang has received various awards within the clinical medicine field, including awards for combining western clinical treatment with traditional Chinese medicine methods and the 20th Geneva Invention Silver Award. Professor Zhang has published more than 200 papers concerning Chinese traditional medicine in clinical treatment. Among his other engagements, Mr. Zhang is an associate commissioner of the International Chinese Medicine Association and director of the International Chinese Medicine Association Cardiovascular Committee. In 1968, Mr. Zhang received his bachelor degree majoring in Pharmacy from Shandong University of Traditional Chinese Medicine. Mr. Zhang brings valuable expertise of pharmaceutical, Chinese traditional medicine and diagnostic to the Board of Directors.

Executive Officers

Our executive officers are designated by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers.

Li Chuanmin, 52 – Chief Financial Officer.  Mr. Li has been our Chief Financial Officer since 2010 and has been involved with corporate financial management and accounting for over 29 years. Since 2005, he has been employed as Chief Financial Officer of the Company's subsidiary, Shandong Spring Pharmaceutical Co., Ltd. From 2000 to 2005 Mr. Li was employed as Chief Financial Officer of Shandong Yongchuntang Biotechnology Co., Ltd. From 1998 to 2000, Mr. Li was a teacher at the Shandong Finance Institute. From 1990 to 1998, he was employed by an accounting firm in Jining City. In 1986, Mr. Li received a diploma from the Shandong Finance Institute.

Sun Maogang, 47 - General Manager of Shandong Spring Pharmaceutical. Mr. Sun has served as our general manager, deputy general manager, director of pharmaceutical production, quality management, marketing, for Shandong Spring Pharmaceutical Co., Ltd since 2006.    Mr. Sun has been engaged in drug manufacturing for 20 years. From 1995 to 2000, he worked in the Sishui pharmaceutical factory in Shandong province. From 2001 to 2007, he worked in the department of pharmaceutical preparation in a hospital for the Chinese People's Liberation Army Mr. Sun graduated from the Shandong province county people college, where he majored in Chinese Traditional Medicine and engineering.

Zhang Qiang, 45 - Chief Administration Officer. Mr. Zhang has served for Shandong Spring Pharmaceutical Co., Ltd., our wholly owned subsidiary, as its Chief Administrative Officer and Head of Human Resource since 2009. He has been involved with Human Resource management for over 10 years. From October 2003 to December 2008, he was employed by Shandong Huajin Group, Inc. as the Head of Administration. Mr. Zhang graduated from Shandong Economies College and is pursuing his Senior HR Manager Certificate.

Ding Xuzhong, 45 – Chief Marking Officer. Mr. Ding has been served for Shandong Spring Pharmaceutical Co., Ltd., our wholly owned subsidiary, as its Chief Marketing Officer since 2008. He joined us in 2005, and was involved in our marketing development since then. Mr. Ding has over 20 years of experience on marketing, since he graduated from Shandong University in 1991, majoring in marketing.

Shao Zecheng, 44 – Vice President. Mr. Shao has been involved with capital business for over 10 years. Since 2007 he has been employed as vice president of the Company's subsidiary, Shandong Spring Pharmaceutical Co., Ltd. From 1997 to 2007, Mr. Shao was employed as Minister of Korean Daewoo Group.  During the period, he successfully managed, designed and programmed 2 ERP projects and cooperated with the other departments of the company in the past years. All the projects were released on schedule, with high quality that helped the company's business grow. From 1994 to 1997, Mr. Shao was a computer engineer at the Shandong Huajin Group. In 1994, Mr. Shao received a diploma from the Shandong Teachers' University. In 2000, he received the Super Development Engineer Certificate for PowerBuilder in Sybase Center.

Director Independence

We are not listed on a national securities exchange; however, we have elected to use the definition of independence under the listing requirements of the Nasdaq Stock Market Ltd. ("Nasdaq") in determining the independence of our directors and nominees for directors.

Under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of our Board of Directors as a listed company within one year of the listing date. Our Board of Directors has undertaken a review of the independence of each director, which included a review of each director and director nominee's responses to questionnaires inquiring about any relationships with the Company. This review was designed to identify and evaluate any transactions or relationships between a director, or director nominee or any member of his or her immediate family and our Company, or members of our senior management or other members of our Board, and all relevant facts and circumstances regarding any such transactions or relationships. Based on its review, our Board of Directors has determined that Dong Li, Robert J. Fanella, and Wengao Zhang are independent directors, as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.

To the extent required by the trading market on which our shares are listed, we will ensure that the overall composition of our Board complies with the Sarbanes-Oxley Act, the rules thereunder, and the listing requirements of the trading market, including the requirement that one member of the Board qualify as a "financial expert."

Board Leadership Structure

Mr. Tinghe Yan holds the positions of Chief Executive Officer and Chairman of the Board of the Company. The Board believes that Mr. Yan's services as both Chief Executive Officer and Chairman of the Board is in our best interest and the best interest of our stockholders. Mr. Yan possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing our Company and is thus best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters relating to our business. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees and customers.

Our Board of Directors has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board of Directors, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from, rather than enhance, the performance of their responsibilities as directors.

Board Role in Risk Oversight

The Board of Directors is responsible for assessing the risks facing our Company and considering risks in our business decisions and business strategies. The Board of Directors recognizes that it is neither possible nor prudent to eliminate all risks, and that strategic and appropriate risk-taking is essential for us to compete in our industry and in the global market in order to achieve our growth and profitability objectives. Effective risk oversight, therefore, is an important priority of the Board of Directors.

Meetings of the Board of Directors and Board Committees

During the fiscal year ended March 31, 2018, the Board of Directors met four times. Each member of the Board attended or participated in all meetings of the Board during the fiscal year ended March 31, 2018. During the fiscal year ended March 31, 2018, the audit committee met once and the other standing committees of the Board did not meet.

Board Committees

We have three standing committees of the Board. Each of these committees has a written charter. Current copies of the charters of the three committees are available on our website at http://zgyct.chuntianyaoye.cn/en/ under the "Governance Documents" Section, which is accessible by clicking "Corporate Info" and then clicking "Corporate Governance."

Audit Committee. The Audit Committee consists of Robert J. Fanella, Wengao Zhang, and Dong Li. Mr. Fanella serves as Chairman of the Audit Committee. The Board has determined that each of the members of the Audit Committee satisfies the Nasdaq independence requirements. The Audit Committee oversees our accounting and financial reporting processes and procedures, reviews the scope and procedures of the internal audit function, appoints our independent registered public accounting firm and is responsible for the oversight of its work and the review of the results of its independent audits.

Compensation Committee. The Compensation Committee consists of Robert J. Fanella, Wengao Zhang, and Dong Li. Mr. Zhang serves as Chairman of the Compensation Committee. The Board has determined that each of the members of the Compensation Committee satisfies the Nasdaq independence requirements. The Compensation Committee oversees our policies regarding compensation and benefits, evaluates the performance of our executive officers, reviews and approves the compensation of our executive officers, and sets the compensation for members of the Board of Directors.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Robert J. Fanella, Wengao Zhang, and Dong Li. Mr. Li serves as Chairman of the Nominating and Corporate Governance Committee. The Board has determined that each of the members of the Nominating and Corporate Governance Committee satisfies the Nasdaq independence requirements. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding nominees to be submitted to our stockholders for election at each annual meeting of stockholders, selects candidates for consideration by the full Board to fill any vacancies on the Board, and oversees all of our corporate governance matters.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has ever been an officer or employee of the Company or of any of its subsidiaries or affiliates. None of our executive officers served as a director or member of the Compensation Committee (or other Board committee performing similar functions) of any entity of which a member. No member of our Compensation Committee was an executive officer, nor did any of our executive officers serve as a member of the Compensation Committee (or other Board committee performing similar functions or, in the absence of such a committee, the entire Board of Directors) of any entity for which any of our Directors served as an executive officer.

Family Relationships

There are no family relationships among our officers, directors, persons nominated for such positions, or significant stockholders.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation paid by us for the fiscal years ended March 31, 2017, and March 31, 2018 to our principal executive officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our Chief Executive Officer and our Chief Financial Officer, who are our only named executive officers. There were no executive officers whose total salary and bonus for the fiscal year ended March 31, 2018 exceeded $100,000.

Name and Principal				Stock	Option	All Other
Position	Year	Salary	Bonus	Awards	Awards	Compensation	Total
		($)	($)	($)	($)	($)	($)

Tinghe Yan (1)	2018	45,280					45,280
Chairman, CEO	2017	44,585	-	-	-	-	44,585

Chuanmin Li (2)	2018	30,187					30,187
CFO	2017	29,723	-	-	-	-	29,723

Benefit Plans
We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees. However, our officers and directors may recommend adoption of one or more such programs in the future. We do not sponsor any qualified or non-qualified pension benefit plans, nor do we maintain any non-qualified defined contribution or deferred compensation plans.

Director and Officer Liability Insurance
We intend to purchase director and officer liability insurance that provides financial protection for our directors and officers in the event that they are sued in connection with the performance of their services and also provides employment practices liability coverage, which insures for harassment and discrimination suits.
Employment Agreements

On December 10, 2013, Shandong Spring Pharmaceutical entered into an agreement with Mr. Tinghe Yan to serve as our Chief Executive Officer. Pursuant to the terms of the agreement, Mr. Yan's current annual base salary is RMB 300,000 (approximately $45,280). We also reimburse Mr. Yan for all reasonable out-of-pocket expenses incurred in the performance of his duties. The term of his employment ends on December 31, 2018. The agreement can be assigned and transferred upon a change of control of our Company.
On June 15, 2013, Shandong Spring Pharmaceutical entered into an agreement with Mr. Chuanmin Li to serve as our Chief Financial Officer. Pursuant to the terms of the agreement, Mr. Li's current annual base salary is RMB 200,000 (approximately $30,187). We also reimburse Mr. Li for all reasonable out-of-pocket expenses incurred in the performance of his duties. The term of his employment ended on June 28, 2018.The agreement can be assigned and transferred upon a change of control of our Company. We expect to extend the employment agreement with Mr. Li.

Director Compensation

The following table sets forth the compensation paid by us for the fiscal years ended March 31, 2016, March 31, 2017, and March 31, 2018 for our directors except Mr. Tinghe Yan, who does not receive any additional compensation for his services as a director of the Company. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.
				Stock	Option	All Other
Name	Year	Salary	Bonus	Awards	Awards	Compensation	Total
		($)	($)	($)	($)	($)	($)

Robert J. Fanella	2018	27,500					27,500
2017		17,500	-	10,000	-	-	27,500
2016		17,500	-	10,000	-	-	27,500

Jirui Zhang	2017	38,035					38,035
2016		38.035	-	-	-	-	38,035
2015		38,035	-	-	-	-	38,035

Wengao Zhang	2017	10,000					10,000
2016		10,000	-	-	-	-	10,000
2015		10,000	-	-	-	-	10,000

Dong Li	2017	38,035					38,035
2016		-	-	-	-	-	-
2015		-	-	-	-	-	-

Our directors are compensated by cash retainers on an annual basis.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following tables set forth information regarding beneficial ownership of 29,839,168 outstanding shares of common stock as of September 7, 2018 (i) by each person who is known to us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and does not necessarily bear on the economic incidents of ownership or the rights to transfer the shares described below. Unless otherwise indicated, each stockholder has sole voting and dispositive power with respect to the indicated shares.

Unless otherwise specified, the address of each of the persons set forth below is in care of 11 Quanxing Road, Sishui County, Shandong Province 273200  People's Republic of China.

Title of Class	Name & Address of Beneficial Owner	Office, If Applicable	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	Tinghe Yan	CEO	9,653,689	32.35%

Common Stock	Jirui Zhang	Director	1,427,782	4.78%

Common Stock	Robert J. Fanella	Driector	300,595	1.01%

Common Stock	Wengao Zhang	Director	12,500	*

Common Stock	Dong Li	Director	0	0

Common Stock	Chuanmin Li	Vice President	0	0

Common Stock	All officers and directors as a group		11,394,566	38.19%

* less than 1%

Compliance with Section 16(a) of the Exchange Act Beneficial Ownership Reporting

Section 16(a) of the Exchange Act of 1934, as amended, requires our officers and Directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by the Company with respect to fiscal year 2018 or written representations from certain reporting persons during the year ended March 31, 2018, all Section 16(a) filing requirements applicable to the Directors, officers and greater than 10% stockholders were complied with by such persons.

Code of Ethics

The Board of Directors adopted a Code of Ethics applicable to our executive officers in 2009 to ensure that our business is conducted in a consistently legal and ethical manner. Our policies and procedures cover all major areas of professional conduct, including employee policies, conflicts of interest, protection of confidential information, and compliance with applicable laws and regulations. The Code of Ethics is available on our website at http://zgyct.chuntianyaoye.cn/en/ under the "Governance Documents" Section, which is accessible by clicking "Corporate Info" and then clicking "Corporate Governance." The reference to our website address in this prospectus does not include or incorporate by reference the information on our website into this prospectus. We intend to disclose future amendments to certain provisions of our code of conduct, or waivers of these provisions, on our website or in public filings.

The following is a summary of the key points of the Code of Ethics we adopted:

● Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

● Full, fair, accurate, timely, and understandable disclosure reports and documents that an issuer files with, or submits to, the Securities and Exchange Commission and in other public communications made by our Company;

● Full compliance with applicable government laws, rules and regulations;

● The prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

● Accountability for adherence to the Code of Ethics.

Availability of Information and Stockholder Communications with Directors
This Proxy Statement and the 2018 Annual Report on Form 10-K are available at https://www.iproxydirect.com/cyig. Stockholders may address written communications to our non-management directors or, if requested, the full Board of Directors, by mail or courier to Spring Pharmaceutical Group, Inc., 11 Quanxing Road, Sishui County, Shandong Province 273200, People's Republic of China.
Related Party Transactions

None of our officer and directors has engaged in any transaction with Spring Pharmaceutical Group or Shandong Spring Pharmaceutical during the past two fiscal years that had a transaction value in excess of $60,000. On a yearly basis, we request that our directors and executive officers identify potential related party transactions involving such persons and/or their respective families so that such transactions can properly be disclosed.

Report of the Audit Committee

This report of the audit committee is required by the Securities and Exchange Commission ("SEC") and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended ("Securities Act"), or under the Securities Exchange Act of 1934, as amended ("Exchange Act"), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.

The principal purpose of the audit committee is to assist the Board of Directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee's function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Paritz & Company, P.A., our independent registered public accounting firm for the fiscal year ended March 31, 2018, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.

The audit committee has reviewed and communicated regarding our audited financial statements for the fiscal year ended March 31, 2018 with management and with Paritz & Company, P.A. These audited financial statements are included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018.

The audit committee has also communicated with Paritz & Company, P.A. about the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding "Communications with Audit Committees."

The audit committee also has received and reviewed the written disclosures and the letter from Paritz & Company, P.A. required by applicable requirements of the Public Company Accounting Oversight Board regarding Paritz & Company, P.A.'s communications with the audit committee concerning independence, and has discussed with Paritz & Company, P.A. its independence from us.

Based on the review and discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report for filing with the SEC.

Audit Committee:
Robert J. Fanella (Chair)
Wengao Zhang
Dong Li

Stockholder Proposals for the 2019 Annual Meeting

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy materials for our 2019 Annual Meeting of Stockholders, the proposal must (i) be delivered to us on or before May 11, 2019 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Any proposals not received by this deadline will be untimely and not included in our 2019 proxy materials.

Proposal 1: Election of Directors

The Board of Directors has nominated the five persons named below to hold office until their successors have been duly elected and qualified. The Company believes that each nominee named below will be able to serve. However, should any such nominee not be able to serve as a Director, the persons named in the proxies have advised the Company that they will vote for the election of such substitute nominee as the Board of Directors may propose.

Nominees for Director

Directors hold office in accordance with the by-laws of the Company. Officers are elected by and serve at the discretion of the Board of Directors. The following are the names of each nominee for Director, indicating all positions and offices with the Company presently held by them for the period during which they have served as such:

Name	Age	Position

Tinghe Yan	62	Chairman, CEO

Jirui Zhang	61	Director

Dong Li	29	Independent Director

Robert J. Fanella	66	Independent Director

Wengao Zhang	72	Independent Director

The Board of Directors Unanimously Recommends That You Vote FOR the Election of the Nominees Listed in Proposal 1.

Proposal 2. Approval of the Spring Pharmaceutical Group, Inc. 2018 Stock Incentive Plan
In June 2018, our Board of Directors adopted a stock incentive plan named the Spring Pharmaceutical Group, Inc. 2018 Stock Incentive Plan (the "Plan").
The Plan is intended to benefit our stockholders by providing a means to attract, retain and reward individuals who can and do contribute to the longer-term financial success of our Company. Further, the recipients of stock-based awards under the Plan should identify their success with that of our stockholders and therefore will be encouraged to increase their proprietary interest in our Company. Our Compensation Committee administers the Plan.
The Plan provides for the granting of up to 3,000,000 restricted shares, non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), stock appreciation rights ("SARs"), stock and stock unit awards, performance shares and other cash or share-based awards. In the event of any merger, reorganization, recapitalization, stock split, stock dividend, or other change in corporate structure that affects our common stock, an adjustment may be made to the (a) maximum number of shares available for grants under the Plan and/or kind of shares that may be delivered under the Plan, (b) the individual award limits under the Plan and (c) number, kind and/or price of shares subject to outstanding awards granted under the Plan, by the Compensation Committee or the Board of Directors, to prevent dilution or enlargement of rights. Shares of stock covered by an award under the Plan that is cancelled, expired, forfeited or settled in cash will again be available for issuance in connection with future grants of awards under the Plan.
The Compensation Committee or Board of Directors has broad authority to administer the Plan, including the authority to determine when and to whom awards will be made, determine the type and size of awards, determine the terms and conditions of awards, construe and interpret the Plan and award agreements, establish rates and resolutions for the plan's administration, and amend outstanding awards. Generally, the Plan is open to directors, employees and consultants who are selected by the Compensation Committee or Board of Directors.

The Plan may be amended, suspended or terminated at any time by our Board of Directors, provided that suspension or termination shall not of itself impair any outstanding award granted under the Plan or the applicable participant's rights regarding such award.
We have not made any awards under the Plan. In the future, we may adopt and establish an equity incentive plan pursuant to which awards may be granted if the Compensation Committee determines that it is in the best interests of our stockholders and our Company to do so.
The foregoing summary of the terms and features of the Plan is qualified by reference to the Plan itself. The Plan is printed in its entirety as Appendix A.
The Board of Directors Unanimously Recommends That You Vote FOR the Approval of the Spring Pharmaceutical Group, Inc. 2018 Stock Incentive Plan.

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The audit committee of the Board of Directors has selected Paritz & Company, P.A. to be our independent registered public accounting firm for the fiscal year ending March 31, 2019, and recommends that the stockholders vote for ratification of such appointment. Paritz & Company, P.A.  has been engaged as our independent registered public accounting firm since 2015. The ratification of the selection of Paritz & Company, P.A. as our independent registered public accounting firm for the year ending March 31, 2019 will be determined by the vote of a majority of the voting power of the shares present or represented at the Meeting and voting affirmatively or negatively on the proposal. In the event of a negative vote on such ratification, the audit committee will reconsider its selection. No representative of Paritz & Company, P.A. is expected to be present at the Meeting or to make a statement or respond to questions from stockholders.

•	Audit and Related Fees

Audit Fees

Paritz & Company, P.A. billed $100,000 and $100,000 to the Company during fiscal years ended March 31, 2018 and 2017, respectively, for assurance and related services that are reasonably related to the performance of the fiscal 2018 and fiscal 2017 audits.

Tax Fees

Paritz & Company, P.A. billed $0 and $0 to the Company during fiscal years ended March 31, 2018 and 2017, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Paritz & Company, P.A. billed $0 and $0 to the Company during fiscal years ended March 31, 2018 and 2017, respectively, for services not described above.

It is the policy of the Company that all services other than audit, review or attest services must be pre-approved by the Board of Directors. No such services have been performed by Paritz & Company, P.A. during the fiscal years ended March 31, 2018 and 2017.

The Board of Directors Unanimously Recommends That You Vote FOR the Ratification of Appointment of Paritz & Company, P.A. as Independent Registered Public Accounting Firm.

Appendix A

SPRING PHARMACEUTICAL GROUP, INC.  2018 STOCK INCENTIVE PLAN

1.	Purpose

The Spring Pharmaceutical Group, Inc. 2018 Stock Incentive Plan is intended to promote the best interests of Spring Pharmaceutical Group, Inc. (the "Corporation") and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation's businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2.	Definitions

As used in this Plan the following definitions shall apply:

A. "Affiliate" means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

B. "Award" means any Option or Stock Award granted hereunder.

C. "Board" means the Board of Directors of the Corporation.

D. "Cause" means: (i) conduct involving a felony criminal offense under U. S. federal or state law or an equivalent violation of the laws of any other country; (ii) dishonesty, fraud, self-dealing or material violations of civil law in the course of fulfilling the Participant's employment or other assigned duties on behalf of the Corporation; (iii) breach of any confidentiality, employment, or other written agreement with the Corporation; or (iv) willful misconduct injurious to the Corporation or any of its Subsidiaries or Affiliates as shall be determined by the Committee.

E. A "Change in Control" shall mean the occurrence during the term of the Plan of any "person" (as such term is used in Section 13(c) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation, becoming the " beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Corporation's then outstanding voting securities.

F. "Code" means the Internal Revenue Code of 1986, and any amendments thereto.

G. "Committee" means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan. As of the date of the Plan, the Board has initially delegated responsibility for the administration of the Plan to the Corporation's Compensation Committee.

H. "Common Stock" means the common stock, $0.01 par value, of the Corporation.

I. "Consultant" means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

J.   "Corporation" means Spring Pharmaceutical Group, Inc., a Delaware corporation.

K.  "Corporation Law" means the Delaware General Corporation Law.

L. "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

M. "Deferred Shares" means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

N. "Director" means a member of the Board.

O. "Eligible Person" means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

P. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

Q.  "Fair Market Value" means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

R. If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, or the OTC Bulletin Board, whichever is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

S. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

T. In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

U. "Incentive Stock Option" means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

V. "Nonqualified Stock Option" means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

W. "Option" means any option to purchase shares of Common Stock granted under this Plan.

X. "Parent" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Y. "Participant" means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

Z. "Performance Agreement" means an agreement described in Section 8 of this Plan.

AA.  "Performance Objectives" means the Performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the Performance of the individual Participant or the Affiliate, subsidiary, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility as determined by the Committee. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as "Performance-based compensation" under Section  162(m) of the Code shall be limited to specified levels of or increases in the Corporation's or a business unit's performance, including  return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Value of the shares, share price (including but not limited to growth measures and total stockholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets.

BB. "Performance Period" means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Performance Share or Stock Award are to be achieved.

CC. "Performance Share" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

DD. "Plan" means this Spring Pharmaceutical Group, Inc. 2018 Stock Incentive Plan.

EE. "Repricing" means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Value of the Common Stock in exchange for another Option or Stock Award.

FF. "Restricted Stock Award" means an award of Common Stock under Section 7.B.

GG.  "Securities Act" means the Securities Act of 1933, as amended.

HH. "Stock Award" means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

II.  "Stock Bonus Award" means an award of Common Stock under Section 7.A.

JJ. "Stock Appreciation Right" means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Value of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

KK. "Stock Award Agreement" means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

LL. "Stock Option Agreement" means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

MM. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

NN. "Ten Percent Owner" means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person's brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. Administration

A. Delegation to Board Committee. The Board shall be the sole Committee of this Plan unless the Board delegates all or any portion of its authority to administer this Plan to a Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation's shares are traded or the exchange on which the Corporation' shares are listed, "independent" within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of "outside directors" is required to receive such relief) "outside directors" within the meaning of Section l 62(m) of the Code.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards. Such delegation shall be subject to the limitations of Section 78.200 (3) (or any successor provision) of the Corporation Law.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan.

(ii)	To determine the Fair Market Value of Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)
To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non- forfeitable.

(vi)	To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.H instead of Common Stock.

(vii)
To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant's consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant's consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii)
To prescribe the form of Stock Option Agreements, and Stock Award Agreements and Performance Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The Award's effectiveness will not be dependent on any signature unless specifically so provided in the Award Agreement. Awards shall generally be subject to a three year vesting period and no more than 60% of Awards to executives and directors may have a vesting period of less than three years; provided, however, that vesting may accelerate in the event of Change in Control and certain other events as set forth in Section 9 herein, and in the events of death, disability or retirement, as will be specified in the Award Agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee or any committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4.	Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation's securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation's securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

C. Substitution Awards. The Committee may make Awards and may grant Options under this Plan by assumption, in substitution or replacement of Performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5.	Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, (iii) covered by Stock  Appreciation Rights (without regard to whether payment on exercise of the Stock Appreciation Right is made in cash or shares of Common Stock) and (iv) covered by Performance Shares shall be limited 15% of the shares of Common Stock outstanding, which calculation shall be made on the first business day of a new fiscal year; provided that, the Plan shall be vested with an initial grant of 3,000,000 shares of Common Stock. Thereafter, the evergreen provision of 15% shall govern the Plan. The number shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Subject to adjustment as provided in Section 9, and notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common  Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total shares awarded in any single year.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in pa1t, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6.	Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each
Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)
The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent ( 110%) of the Fair Market Value on the date of grant.

C.Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Non-transferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the Laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant's family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

F.Vesting. Options will vest as provided in the Stock Option Agreement.

G. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

H. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary  to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

I. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

J. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR  TO               ,  20    ,  IN THE ABSENCE OF A WRITTEN STATEMENT FROM   THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

K. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of (or forfeiture of) any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an Award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation.

D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)
Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)
Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control of the Corporation or other similar transaction or event.

(iv)
During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v)
Any grant of the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii)
The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a Change in Control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)
Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v)
Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)
Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)
If provided in the terms of the grant and subject to the requirements of Section l 62(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix)
Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately  adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected ''without receiving consideration." The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes
The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-l trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation's Chief Financial Officer.

11.Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation's shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12.General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual's duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements and Stock Award Agreements entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricing's set forth in this Plan; or (iv) is required by the terms of any applicable laws, regulations or rules, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable laws, regulations or rules, no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14.   Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

SPRING PHARMACEUTICAL GROUP, INC.
By: /s/ Tinghe Yan
Tinghe Yan, Chief Executive Officer

Date: April 21, 2018